                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 3, 2005

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

         Florida                      000-320-33              65-0881662
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 3, 2005 the Registrant's independent auditors, Stark Winter Schenkein &
Co., LLP ("SWS") resigned.

SWS has served as the independent auditors of the Registrant since July 19, 2004.

SWS's report on the Registrant's financial statements as of and for the year ended , April 30, 2004, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

There have been no disagreements between the Registrant and SWS in connection with any services provided to the Registrant for the period July 19, 2004 through March 3, 2005 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

SWS did not advise the Registrant with regard to any of the following:

1) That internal controls necessary to develop reliable financial statements did not exist except as noted below; or

2) That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal except as noted below.

SWS did advise the Registrant that information has come to the attention of SWS, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. SWS was unable to satisfy themselves that:

1) disclosure controls necessary to issue press releases and Form 8-K were adequate and that information disseminated pursuant to press releases and
   Form 8-K's complied with full disclosure requirements and were accurate,
   and

2) controls related to issuance of shares registered under form S-8 were adequate, and

3) the issuance of shares registered under form S-8 were in compliance with the rules and requirements for such issuances.

The above was discussed with management of the Registrant and the Registrant has authorized SWS to fully respond to inquiries of a successor accountant concerning the above subject matter or any other inquiries made.

SWS furnished the Registrant with a letter addressed to the United States
Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   Financial Statements of Businesses Acquired

          Not Applicable.

    (b)   Pro Forma Financial Information

          Not Applicable.

    (c)   Exhibits

16.1        Letter regarding change in certifying accountant from Stark Winter
            Schenkein & Co., LLP to the United States Securities and Exchange
            Commission.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Skyway Communications Holdings Corp.

Date: March 4, 2005                  By:/s/ James Kent
                                        James Kent
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                  Description

16.1                         Letter regarding change in certifying accountant
                             from Stark Winter Schenkein & Co., LLP to the United
                             States Securities and Exchange Commission.

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